EXHIBIT 10.1

       Fiscal Year 2008 Annual Base Salaries for Named Executive Officers
                            Effective April 22, 2007

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                                                                                          Fiscal 2008
Name                    Title                                                             Base Salary
------                  ------                                                            -----------
Charles H. Turner       Executive Vice President and Chief Financial Officer                 $430,000
Jay R. Jacobs           Executive Vice President, Merchandising                              $390,000
Phil E. Schneider       Executive Vice President, Marketing                                  $293,000
David A. Walker         Executive Vice President, Planning and Allocations                   $340,000
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